EXHIBIT 10.49

WAIVER AGREEMENT

THIS WAIVER AGREEMENT (the "**Agreement**") is made as of August 9, 2006 (the "**Effective Date**") among EVCI Career Colleges Holding Corp., a Delaware corporation (the "**Borrower**"), the direct and indirect Subsidiaries of the Borrower from time to time party to this Agreement, as Guarantors, and Harris N.A. (and its successors and assigns, the "**Lender**"). All capitalized terms used herein without definition shall have the same meanings herein as such terms are defined in the Amended and Restated Credit Agreement dated as of September 16, 2005 and amended and restated as of March 31, 2006 (as amended on April 30, 2006 and June 26, 2006, the "**Amended and Restated Credit Agreement**").

BACKGROUND

A. The Borrower, Interboro Institute, Inc. ("**Interboro**"), Interboro Holding, Inc. ("**Holding**"), Pennsylvania School of Business, Inc. ("**PSB**"), Technical Career Institutes, Inc. ("**TCI**") and Lender entered into a Credit Agreement dated as of September 16, 2005 (the "**Original Credit Agreement**") pursuant to which Lender made available to the Borrower a term loan in the original principal amount of $13,000,000 and a revolving credit facility in the maximum principal amount of $3,000,000.

B. The Original Credit Agreement was amended and restated on March 31, 2006 pursuant to the Amended and Restated Credit Agreement.

C. The Borrower has advised Lender that, as of June 30, 2006, the Borrower was not in compliance with (i) the Minimum EBITDA test set forth in Section 8.21(b) and (ii) the Fixed Charge Coverage Ratio set forth in Section 8.21(c) of the Amended and Restated Credit Agreement. Such Defaults constitute Events of Default pursuant to Section 9.1(b) of the Amended and Restated Credit Agreement (such Events of Default, the "**Existing Events of Default**"). The Borrower and Guarantors have requested that Lender waive the Existing Events of Default and the Lender has agreed to waive the Existing Events of Default, subject to the terms and conditions set forth herein.

AGREEMENT

NOW, THEREFORE, the parties hereto, incorporating the foregoing Background by reference as if fully set forth below, intending to be legally bound, hereby agree as follows:

1. **Waiver of Existing Events of Default**. Lender hereby waives the Existing Events of Default. The Borrower and Guarantors hereby confirm and agree that such waiver does not waive Borrower's compliance with any other provision of the Amended and Restated Credit Agreement including without limitation compliance with Section 8.21 for all periods after June 30, 2006.

2. **ACKNOWLEDGEMENT AND RELEASE**. THE BORROWER AND GUARANTOR, AND EACH OF THEM ACKNOWLEDGE AND AGREE THAT (I) THE INDEBTEDNESS FOR BORROWED MONEY, SECURITY INTERESTS AND OTHER

LIENS GRANTED TO LENDER SECURING THE INDEBTEDNESS FOR BORROWED MONEY ARE VALID AND PERFECTED IN ACCORDANCE WITH APPLICABLE LAW; (II) THE INDEBTEDNESS FOR BORROWED MONEY IS NOT SUBJECT TO ANY SETOFF, DEFENSE, CLAIM, COUNTERCLAIM, RECOUPMENT, OR AVOIDANCE AND/OR SUBORDINATION UNDER THE BANKRUPTCY CODE OR OTHERWISE; AND (III) THE BORROWER AND GUARANTORS HOLD NO CLAIMS AGAINST LENDER, INDIVIDUALLY AND/OR AS AGENT AND SERVICER FOR ANY TRUSTEE, SUCCESSOR OR ASSIGN, AND LENDER'S RESPECTIVE OFFICERS, AGENTS, DIRECTORS, REPRESENTATIVES, ATTORNEYS, AND SUCCESSORS AND ASSIGNS (COLLECTIVELY, THE "**LENDER PARTIES**"). TO THE EXTENT THAT BORROWER AND/OR GUARANTORS HOLD ANY CLAIMS AGAINST ONE OR MORE OF THE LENDER PARTIES, INCLUDING BUT NOT LIMITED TO CLAIMS ARISING FROM THE AMENDED AND RESTATED CREDIT AGREEMENT AND ADMINISTRATION THEREOF OR COLLECTION OF AMOUNTS DUE THEREUNDER, OR ANY APPLICATIONS, DISCUSSIONS, AND/OR COMMITMENTS TO ENTER INTO ANY FINANCE TRANSACTIONS, PURCHASE AGREEMENTS, FORBEARANCE AGREEMENTS AND/OR AGREEMENTS PRIOR TO THE DATE OF EXECUTION OF THIS AGREEMENT, AS CONSIDERATION FOR LENDER'S UNDERTAKINGS UNDER THIS AGREEMENT, THE BORROWER AND GUARANTORS HEREBY UNCONDITIONALLY FOREVER RELEASE, DISCHARGE, AND ACQUIT THE LENDER PARTIES OF ANY AND ALL CLAIMS, BREACHES OF CONTRACT, DEBTS, SUITS, DEMANDS, CAUSES OF ACTIONS AND ACTIONS OF ANY TYPE OR NOTICE WHICH AROSE OR ARE BASED ON OCCURRENCES OR TRANSACTIONS WHICH TOOK PLACE PRIOR TO THE DATE OF THIS AGREEMENT, WHETHER KNOWN OR UNKNOWN, CONTINGENT OR LIQUIDATED, SUSPECTED OR UNSUSPECTED, AT LAW OR IN EQUITY, OR BASED IN CONTRACT OR TORT. THE BORROWER AND GUARANTORS ACKNOWLEDGE AND REPRESENT THAT THEY HAVE HAD THE OPPORTUNITY TO RECEIVE THE ADVICE OF COUNSEL IN CONNECTION WITH THIS ACKNOWLEDGMENT AND RELEASE AND HAVE VOLUNTARILY ENTERED INTO THIS ACKNOWLEDGEMENT AND RELEASE.

3. **Counterparts**. This Agreement may be executed by each party in identical counterparts and in facsimile, each of which shall be deemed to be an original and all of which, taken together, shall constitute one agreement binding upon all parties.

4. **Binding Effect**. All the terms and provisions of the Amended and Restated Credit Agreement, , except as expressly modified by the terms of this Agreement, including, but not limited to, the security interests and liens confirmed thereby, and the priority established thereby, shall be binding upon Borrower and Guarantors, upon any subsequently appointed trustee (regardless of whether under Chapter 7 or Chapter 11 of the Bankruptcy Code) in any case filed by or against the Borrower and/or Guarantors under the Bankruptcy Code.

5. **Status of Loan Documents**. The Borrower and Guarantors further agree that all terms and conditions of the Loan Documents and the Amended and Restated Credit Agreement remain in full force and effect, except as expressly modified by the terms of this Agreement, and the Borrower and Guarantors shall comply with the terms thereof.

6. **No Waiver**. The execution of this Agreement by Lender shall be without prejudice to, or waiver of any Defaults or Events of Default which have occurred to date under the Loan Documents and Amended and Restated Credit Agreement or occur with the passage of time, excluding the Existing Events of Default.

7. **Effectiveness.** This Agreement will become effective upon the receipt by Lender of signed copies of the Agreement from the Borrower and Guarantors.

8. **Advice of Counsel**. Each of the parties to this Agreement has been represented by, and received the advice of counsel, in connection with the negotiation and execution of this Agreement.

(Signature page follows)

IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

"BORROWER"

EVCI CAREER COLLEGES HOLDING CORP.

By

Name Dr. John T. McGrath

Title CEO & President

"GUARANTORS"

INTERBORO INSTITUTE, INC.

By

Name Dr. John T. McGrath

Title CEO

INTERBORO HOLDING, INC.

By

Name Dr. John T. McGrath

Title President

PENNSYLVANIA SCHOOL OF BUSINESS, INC.

By

Name Dr. John T. McGrath

Title CEO & President

TECHNICAL CAREER INSTITUTES, INC.

By

Name Dr. John T. McGrath

Title Co-Chairman

"LENDER"

HARRIS N.A.

By
Name [signature]
Title Vice President

Address:

700 Louisiana Street
Suite 4400
Houston, Texas 77002
Attention: Thomas E. McGraw
Telecopy: (713) 223-0477
Telephone: (713) 546-9781